UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  July 25, 2000

                     OPTION ONE MORTGAGE LOAN TRUST 2000-2
                    Asset-Backed Certificates, Series 2000-2

New York (governing law of           333-14325-04    52-2240108
Pooling and Servicing Agreement)     (Commission     52-2240113
(State or other                      File Number)    52-2240114
jurisdiction                                         52-2240116
of Incorporation)                                    IRS EIN


        c/o Wells Fargo Bank Minnesota, N.A.
        11000 Broken Land Parkway
        Columbia, Maryland                                  21044
        (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code:  (410) 884-2000

       Former name or former address, if changed since last report)


ITEM 5.  Other Events

On July 25, 2000 a distribution was made to holders of OPTION ONE MORTGAGE LOAN TRUST 2000-2, Asset-Backed Certificates, Series 2000-2.





ITEM 7.  Financial Statements and Exhibits

        (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number                      Description

             EX-99.1 Monthly report distributed to holders of Asset-Backed Certificates, Series 2000-2, relating to the July 25, 2000 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                     OPTION ONE MORTGAGE LOAN TRUST 2000-2
                    Asset-Backed Certificates, Series 2000-2

              By:   Wells Fargo Bank Minnesota, NA as Trustee
              By:   /s/ Sherri Sharps, Vice President
              By:   Sherri Sharps, Vice President
              Date: 8/3/2000





                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Asset-Backed Certificates, Series 2000-2, relating to the July 25, 2000 distribution.